UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2017 (July 13, 2017)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Denver, CO, Suite 201	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

As used in this Current Report, all references to the terms “we”, “us”, “our”, “MassRoots” or the “Company” refer to MassRoots, Inc., unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 2.01

Completion of Acquisition or Disposition of Assets

As previously announced, on July 5, 2017, MassRoots entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MassRoots Compliance Technology, Inc., a wholly-owned subsidiary of the Company (“Merger Subsidiary”), Odava, Inc., a Delaware corporation (“Odava”), and Scott Kveton, an individual acting solely in his capacity as a stockholder representative (“Stockholder Representative”). Pursuant to the Merger Agreement, the parties agreed to merge Merger Subsidiary with and into Odava, whereby Odava would survive as a wholly-owned subsidiary of MassRoots (the “Merger”).

On July 13, 2017 (the “Effective Date”), the Merger was completed and became effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware, in the form as required by and executed in accordance with Title 8, Section 251(c) of the Delaware General Corporation Law. A copy of the certificate of merger is filed as Exhibit 3.1 hereto, and is hereby incorporated by reference into this Item 2.01.

Our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and, immediately prior to the Effective Date, Odava’s authorized capital stock consisted of 15,000,000 shares of common stock, par value $0.0001 per share, and Merger Subsidiary’s authorized capital stock consisted of 1,000 shares of common stock, par value $1.00 per share. Immediately prior to the Effective Date, there were 96,122,981 shares of our common stock issued and outstanding, 13,224,596 shares of Odava’s common stock issued and outstanding, and 1 share of Merger Subsidiary’s common stock issued and outstanding. Upon completion of the Merger, there were 99,372,981 shares of our Common Stock issued and outstanding.

Pursuant to the terms of the Merger Agreement, each share of Odava’s common stock was to be exchanged for a number of shares of MassRoots’ Common Stock (or a fraction thereof), based on an exchange ratio, as ultimately calculated, equal to approximately 4.069-for-1, such that one share of MassRoots’ Common Stock was issued for approximately every 4.069 shares of Odava’s common stock.

On the Effective Date, the Company issued 3,250,000 shares of Common Stock pro rata to all stockholders of Odava (the “Share Consideration”) in exchange for all of their shares of Odava’s common stock. At the same time, shares of the common stock of Merger Subsidiary were converted into and exchanged for one share of common stock of Odava held by the Company, and all shares of Odava common stock outstanding immediately prior to the Effective Date automatically cancelled and retired. Odava continued as a surviving wholly-owned subsidiary of Massroots, and Merger Subsidiary ceased to exist.

Also pursuant to the terms of the Merger Agreement, MassRoots paid cash consideration of $30,000 to Scott Kveton and $5,000 to Steven Osborn, as repayment of outstanding debts at closing owed by Odava to the individuals.

As a condition to the closing of the Merger, the Company hired Scott Kveton as its new Director of Business Development, and Steven Osborn as its Principal Architect.

As an additional condition to the closing of the Merger, each stockholder of Odava entered into a joinder agreement with the Company, pursuant to which each stockholder became a party to the Merger Agreement and provided representations and warranties to the Company and Merger subsidiary (each, a “Joinder Agreement”).

The foregoing is only brief description of the Merger Agreement and Joinder Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference, and both are qualified in their entirety by reference to such exhibit. Additional information and disclosures concerning the Merger and the Merger Agreement can be found in the Company’s Current Report on Form 8-K, filed with the SEC on July 5, 2017.

Item 7.01

Regulation FD Disclosure.

On July 5, 2017, the Company released to shareholders a corporate presentation titled “MassRoots: Compliance and Technology Platform for the Cannabis Industry”, dated July 2017. Slide 10 of the presentation contained an inadvertent misstatement, whereby the Company referred to cannabis markets as “legal”. As cannabis possession of any kind remains illegal under federal law, there is no legal cannabis market in the United States.

The Company has released to shareholders an amended corporate presentation titled “MassRoots: Compliance and Technology Platform for the Cannabis Industry”, dated July 2017. A copy of the corporate presentation is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section

Item 8.01

Other Events.

On July 14, 2017, the Company issued a press release titled “MassRoots Closes Acquisition of Odava, a Leading Compliance Technology Platform.” A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

The Company plans to file an amendment to this Current Report on Form 8-K to report the financial statements required to be disclosed hereunder.

(d) Exhibits.

The documents set forth below are filed herewith.

2.1	Agreement and Plan of Merger, dated July 5, 2016, by and between MassRoots, Inc., Odava Inc., MassRoots Compliance Technology, Inc., and Scott Kveton, an individual acting solely in his capacity as a stockholder representative. (1)
3.1	State of Delaware Certificate of Merger of Domestic Corporation Into Domestic Corporation, for MassRoots Compliance Technology, Inc. and Odava Inc., effective as of July 13, 2017.
10.1	Form of Joinder Agreement by and between MassRoots, Inc. and each stockholder of Odava Inc. (1)
99.1	Corporate presentation titled “MassRoots: Compliance and Technology Platform for the Cannabis Industry”, dated July 2017.
99.2	Press release titled “MassRoots Closes Acquisition of Odava, a Leading Compliance Technology Platform”, dated July 14, 2017.

(1)	Incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by MassRoots, Inc. on July 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: July 14, 2017	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer